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                             THE MAINSTAY(R) FUNDS

                            CALIFORNIA TAX FREE FUND
                                GOVERNMENT FUND
                             NEW YORK TAX FREE FUND
                              RESEARCH VALUE FUND
                              SMALL CAP VALUE FUND
                               TAX FREE BOND FUND
                               TOTAL RETURN FUND

                         Supplement dated July 21, 2000
                      to the Prospectus dated May 1, 2000
                   (replacing supplement dated June 7, 2000)

PORTFOLIO MANAGER CHANGES

     California Tax Free Fund. Effective July 2000, the portfolio managers of the California Tax Free Fund are Mr. John Fitzgerald and Ms. Laurie Walters.

     Government Fund. Effective July 2000, the portfolio managers of the Government Fund are Mr. Gary Goodenough and Mr. Joseph Portera. Mr. Christopher Harms no longer serves as portfolio manager of the Fund.

     New York Tax Free Fund. Effective July 2000, the portfolio managers of the New York Tax Free Fund are Mr. John Fitzgerald and Ms. Laurie Walters.

     Research Value Fund. The portfolio managers of the Research Value Fund are Mr. Jeffrey A. Kigner and Mr. Daniel M. Theriault. Mr. Theriault became a portfolio manager of the Fund effective June 2000. Mr. G. Todd Silva no longer serves as portfolio manager of the Fund.

     Small Cap Value Fund. The portfolio managers of the Small Cap Value Fund are Mr. Timothy Dalton, Jr., Mr. Kenneth Greiner and Mr. Stephen J. Bruno. Mr. Bruno became a manager of this Fund effective April 2000.

     Tax Free Bond Fund. Effective July 2000, the portfolio managers of the Tax Free Bond Fund are Mr. John Fitzgerald and Ms. Laurie Walters.

     Total Return Fund. Effective July 2000, the portfolio managers of the Total Return Fund are Mr. Gary Goodenough, Mr. Christopher Harms, Mr. Edmund C. Spelman and Mr. Rudolph C. Carryl. Mr. Edward Munshower no longer serves as portfolio manager of the Fund.

Portfolio Managers: Biographies

     The following biographies are added to Know With Whom You're
Investing -- Portfolio Managers: Biographies:

        MR. STEPHEN J. BRUNO has been a manager of the Small Cap Value Fund since April 2000. He joined Dalton, Greiner, Hartman, Maher & Co. in 1990 and currently is an Executive Vice President and shareholder. Prior to that he was an investment analyst with Dillon, Read Capital, Inc. from 1989 to 1990.

        MR. JOHN FITZGERALD became a manager of the California Tax Free Fund and the New York Tax Free Fund in July 2000. Mr. Fitzgerald joined MacKay Shields in 2000 and is a Manager of Municipal Bond Mutual Funds. Prior to joining MacKay Shields, Mr. Fitzgerald was Senior Portfolio Manager at SSB Citibank Asset Management where he managed tax-exempt fixed income

                                                                      MS16-07/00
                                                                          514578
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        accounts for institutions and high net-worth individuals from August
        1999 to May 2000. Prior to this, he was a Vice President and Portfolio Manager at BlackRock Inc. and an Assistant Vice President at TCW Insurance Advisors.

        MR. GARY GOODENOUGH became a manager of the Government Fund and the Total Return Fund in July 2000. Mr. Goodenough joined MacKay Shields as Managing Director and Co-head of the Bond Team in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and a Managing Director of Global Bonds at Salomon Brothers.

        MR. DANIEL M. THERIAULT became a manager of the Research Value Fund in June 2000. Mr. Theriault joined John A. Levin & Co. in 1997, where he had also been a securities analyst from 1994 to 1995. From 1995 to 1997 he was President and Portfolio Manager, T. Rowe Price Financial Services Fund.

        MS. LAURIE WALTERS became a manager of the California Tax Free Fund and the New York Tax Free Fund in July 2000. Ms. Walters joined MacKay Shields in 1997 and became an Associate in 2000. Prior to joining MacKay Shields, Ms. Walters was a Mortgage Trader at Bear Stearns & Company from September 1994 to February 1995 and with Nomura Securities International from 1987 to 1994. Prior to this, she was an investment banking analyst at PaineWebber, Inc. Ms. Walters has 13 years of investment management and research experience and is a candidate for the Chartered Financial Analyst designation.

RELATED PERFORMANCE OF DGHM

     Footnote 2 on page 129 is replaced by the following:

        With respect to DGHM's Small Cap Value Composite, performance is net of actual management fees paid, which were 1% per annum. The composite consists of fewer than five accounts since its inception in July 1994. A complete list of composites is available upon request. Annual net returns, composite assets (in millions), percentage of firm assets and the standard deviation of composite accounts were as follows:
        1994 -- .3%, $25, <1%, 0; 1995 -- 13.4%, $20, <1%, .30; 1996 -- 30.2%,
        $21, 1%, .17; 1997 -- 40%, $27, 2%, .33; 1998 -- 2.7%, $46, 5%, 0.05;
        1999 -- 6.8%, $57, 8%, .56.

     The table under DGHM: Related Performance on page 131 is replaced by the following:

                                                                  AS OF 12/31/99
                                              ------------------------------------------------------
                                              ONE YEAR    THREE YEAR    FIVE YEAR    SINCE INCEPTION
                                              TOTAL        TOTAL         TOTAL         TOTAL
                                              RETURN      RETURN        RETURN         RETURN
                                               -----        -----         -----           -----
Dalton, Greiner, Hartman, Maher & Co.
Small Cap Value Composite                       6.8%        13.3%         16.5%           15.0%
Russell 2000 Index                             21.3%        13.1%         16.7%           16.1%